UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 5, 2004

                              ATLANTIC REALTY TRUST
                              ---------------------
             (Exact Name of Registrant as Specified in its Charter)

           MARYLAND                    0-27562                   13-3849655
           --------                    --------                  ----------
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)


                      747 THIRD AVENUE, NEW YORK, NY 10017
                      ------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 702-8561

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On May 5, 2004, the Special Committee of the Board of Trustees of Atlantic Realty Trust issued a press release announcing that it had unanimously rejected the proposal by First Union Real Estate Equity and Mortgage Investments, as amended, to acquire Atlantic Realty Trust. The complete text of the press release, dated May 5, 2004, is set forth as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        99.1   Press Release, dated May 5, 2004.*

*This exhibit is furnished with this Current Report on Form 8-K and is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and is not incorporated by reference into any filing of Atlantic Realty Trust under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in the filing. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K is material investor information that is not otherwise publicly available.

                                          SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ATLANTIC REALTY TRUST


                                         By:  /s/Edwin R. Frankel
                                            ------------------------------------
                                               Edwin R. Frankel
                                               Executive Vice President,
                                               Chief Financial Officer,
                                               Secretary and Principal
                                               Financial and Accounting Officer

May 5, 2004